SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 27, 1998
               (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                                 1-9656
                            (Commission File Number)

                               38-0751137
                  (I.R.S. Employer Identification No.)

                             1284 N. Telegraph Road
                             Monroe, Michigan 48162
          (Address of Principal Executive Offices, Including Zip Code)

                             (734) 242-1444
          (Registrant's Telephone Number, Including Area Code)

                                [not applicable]
       (Former Name or Former Address If Changed Since Last Report



Item 5.  Other Events

NEWS RELEASE
(Dividend Announcement)

     July 27, 1998, the Board of Directors of La-Z-Boy Incorporated of Monroe, Michigan declared a quarterly cash dividend of $.24 per common Share for stockholders of record August 21, 1998, payable September 10, 1998. This is a 14% increase over the previous dividend paid.

     The Board of Directors also declared a three-for-one stock split to be effected as a 200% stock dividend, to holders of record at the close of business on August 21, 1998. Distribution will be made on September 14, 1998, whereby two additional shares will be issued for each share held.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LA-Z-BOY INCORPORATED


Date:  July 27, 1998                          Gene M. Hardy
                                            Secretary and Treasurer